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             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
NUMBER ___                                                         _____ SHARES
                               COMMERCE ONE, INC.


     THIS CERTIFIES THAT [NAME] IS THE REGISTERED HOLDER OF [NUMBER OF SHARES] SHARES OF COMMON STOCK OF

                               Commerce One, Inc.

HEREINAFTER DESIGNATED "THE CORPORATION", TRANSFERABLE ON THE STOCK REGISTER OF THE CORPORATION UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED OR ASSIGNED.

     This certificate and the shares of represented hereby are issued and shall have the rights specified in and be held subject to all the provisions of the Certificate of Incorporation and the Bylaws of said Corporation, and any amendments thereof, to all of which the holder of this certificate, by acceptance hereof, assents.

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and series of the corporation's capital stock and upon the holders thereof as established in the Certificate of Incorporation, as amended, may be obtained, without charge, at the corporation's principal office.

     IN WITNESS WHEREOF, the undersigned officers have executed this certificate this _____ day of _________ ____.



___________________________________       ___________________________________
Robert M. Tarkoff, Secretary                      Mark B Hoffman, President
                                                  and Chief Executive Officer


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FOR VALUE RECEIVED I DO HEREBY SELL, ASSIGN, AND TRANSFER UNTO____________
___________________________________ SHARES REPRESENTED BY THE WITHIN
CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
__________________________________ AS ATTORNEY TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ______________, ____                       _______________________________
                                                                (Shareholder)

___________________________                      _______________________________
     (Witness)                                                  (Shareholder)

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION, ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.